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                                                                    EXHIBIT 10.6

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                                August 23, 1996

Armor Holdings, Inc.
191 Nassau Place Road
Yulee, Florida  32097

Gentlemen:

                  The undersigned, Defense Technology Corporation of America, Inc. ("DTCOA"), is desirous of facilitating the proposed purchase by Armor Holdings, Inc., a Delaware corporation (the "Company") of certain assets of DTCOA.

                  In order to facilitate the aforesaid transaction, DTCOA hereby agrees that it will not, directly or indirectly, without the prior written consent of the Company, offer to sell, grant any option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of common stock, par value $.01 per share, of the Company (the "Common Stock") to be acquired by DTCOA in connection with the aforesaid transaction or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock ("Purchased Common Stock") (either pursuant to Rule 144 of the Securities Act of 1933, as amended, or otherwise) or dispose of any beneficial interest therein, except in accordance with the following provisions: (i) fifty (50%) percent of the Purchased Common Stock may be sold free of this Agreement commencing on or after March 15, 1998; and (ii) the balance of the Purchased Common Stock may be sold free of this Agreement commencing June 30, 1999; subject, however, to the rights granted to the parties under the Asset Purchase Agreement, dated the date hereof, between the Company, DTCOA, and the other parties thereto.

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2--Armor Holdings, Inc.  August 23, 1996.

                  In furtherance of the foregoing, DTCOA hereby delivers to you, or to such person as you may direct, in pledge all certificates representing shares of Common Stock, options and other securities of the Company, that are owned by DTCOA, to be held by you or such other person as you may have directed, during the periods herein provided.

                                      Very truly yours,

                                      Defense Technology Corporation
                                      of America

                                      By: /s/ Robert L. Oliver
                                          Robert L. Oliver
                                          CEO